Principal Life Insurance Company Variable Life Separate Account

Supplement dated July 5, 2024
to the Prospectus and Updating Summary Prospectus dated May 1, 2024 for:

PrinFlex Life

This supplement updates information contained in the Prospectus and Updating Summary Prospectus referenced above. Please retain this supplement for future reference.

APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

Delete the rows for BNY Mellon IP MidCap Stock - Service Class, CVT S&P 500 Index, and ClearBridge Mid Cap - Class I in the table and replace with the following:

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
BNY Mellon IP MidCap Stock - Service Class	Small/Mid US Equity	BNY Mellon Investment Adviser, Inc./Mellon Investments Corp	1.05%	17.99%	10.42%	7.17%
CVT S&P 500 Index*	Small/Mid US Equity	Calvert Research and Management/Ameritas Investment Partners, Inc.	0.28%	25.92%	15.39%	11.68%
ClearBridge Mid Cap - Class I	Small/Mid US Equity	ClearBridge Investments, LLC/Legg Mason Partners Fund Advisor, LLC	0.83%	12.92%	10.73%	7.10%